Exhibit 10.4

Execution Version

SIXTH AMENDMENT TO INTERCREDITOR AGREEMENT

THIS SIXTH AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is executed as of August 30, 2023 (the “Effective Date”), by and among JACKSON INVESTMENT GROUP, LLC, a Georgia limited liability company, as purchaser and holder of the Term Note and as secured party under the Term Debt Documents (“Term Note Purchaser”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (“Parent”), certain of the Parent’s subsidiaries party hereto, and MIDCAP FUNDING IV TRUST, a Delaware statutory trust and successor by assignment from Midcap Funding X Trust (successor by assignment from MidCap Financial Trust), as Agent for the financial institutions or other entities from time to time parties to the ABL Loan Agreement (acting in such capacity, “Agent”), and as a “Lender” under the ABL Loan Agreement, or such then present holder or holders of the ABL Loans as may from time to time exist (as the “Lenders” under the ABL Loan Agreement; collectively with the Agent, the “ABL Lenders”). Reference in this Amendment to “Term Note Purchaser”, “Term Note Purchasers”, “each Term Note Purchaser” or otherwise with respect to any one or more of the Term Note Purchasers shall mean each and every person included from time to time in the term “Term Note Purchaser” and any one or more of the Term Note Purchasers, jointly and severally, unless a specific Term Note Purchaser is expressly identified.

Recitals

A. The Term Note Purchaser, Parent, certain of the Parent’s subsidiaries party thereto and ABL Lenders have entered into an Intercreditor Agreement dated as of September 15, 2017, as amended by that certain First Amendment to Intercreditor Agreement dated as of August 27, 2018, as amended by that certain Second Amendment to Intercreditor Agreement dated as of February 7, 2019, as amended by that certain Third Amendment to Intercreditor Agreement dated as of August 29, 2020, as amended by that certain Fourth Amendment to Intercreditor Agreement dated as of October 26, 2020, as amended by that certain Fifth Amendment to Intercreditor Agreement dated as of October 27, 2022 (as so amended and as amended by this Amendment, and as may further be amended, modified, supplemented and/or restated from time to time, the “Intercreditor Agreement”), under the terms of which the ABL Lenders and Term Note Purchaser set forth the relative rights and priorities of ABL Lenders and Term Note Purchaser under the ABL Loan Documents and the Term Debt Documents in the Common Collateral.

B. It is proposed that the Term Note Purchaser enter into that certain First Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated as of the date hereof (the “August 2023 Amendment Agreement”), a copy of which has been delivered to the Agent, to, among other things, (i) issue a new 12% Senior Secured Promissory Note due October 14, 2024, dated the date hereof in the principal amount of $2,000,000.00, (ii) amend certain terms and conditions of that certain Purchase Agreement (as defined in the August 2023 Amendment Agreement), and (iii) join certain subsidiaries of Parent to the Pledge Agreement and Security Agreement as either Subsidiary Guarantors or Pledgors, as applicable and amend certain terms and conditions of each of the Pledge Agreement and Security Agreement.

C. It is further proposed that the ABL Lenders amend the ABL Loan Agreement pursuant to an Amendment No. 28 to Credit and Security Agreement dated on or about the date hereof (the “Twenty-Eighth Amendment to ABL Loan Agreement”), a copy of which has been delivered to the Term Note Purchaser.

D. The parties now wish to amend the Intercreditor Agreement as provided herein.

E. All capitalized terms used in this Amendment, including in the Preamble and these Recitals, and not herein defined shall have the meanings given to them in the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. The parties agree that the Recitals above are a part of this Amendment.

2. The Intercreditor Agreement is hereby amended as follows:

(a) Section 1 of the Intercreditor Agreement is hereby amended to add the following defined term in its alphabetical order:

“Sixth Amendment” means that certain Sixth Amendment to Intercreditor Agreement, dated as of the Sixth Amendment Closing Date.

“Sixth Amendment Closing Date” shall mean August 30, 2023.

(b) The definitions of “Term Debt Cap”, “Term Note” and “Term Note Agreement”, are hereby restated in their entirety, respectively, to read as follows:

“August 2023 Senior Note” shall mean that certain 12% Senior Secured Promissory Note due October 14, 2024, dated August 30, 2023 in the principal amount of $2,000,000 plus any paid in kind interest now or hereafter added to the principal balance thereof, together with any and all promissory notes at any time issued in substitution, exchange or replacement thereof from time to time, provided that the terms of any such promissory notes issued in substitution, exchange or replacement thereof do not violate Section 7.2 of this Agreement.

“Term Debt Cap” with respect to the Term Note and the August 2023 Senior Note, means the aggregate principal amount of the following (all as determined exclusive of all interest, whether such interest is paid in cash or paid in kind and added to the principal amount of the Term Note and the August 2023 Senior Note, fees (including attorneys’ fees) and expenses, including but not limited to any fees and expenses expended by the Term Note Purchaser and remitted to Persons other than the Credit Parties to enforce its rights and remedies in respect of the Collateral, the Term Note, the August 2023 Senior Note or any other Term Debt Document, and all indemnity obligations): (i) $11,293,140.47 in aggregate advances, minus (ii) the amount of all payments of principal on the Term Note and the August 2023 Senior Note made after the Sixth Amendment Closing Date.

“Term Note” shall mean that certain Third Amended and Restated 12% Senior Secured Note due October 14, 2024, dated October 27, 2022 in the principal amount of $9,016,248.71 plus any paid in kind interest now or hereafter added to the principal balance thereof, together with any and all promissory notes at any time issued in substitution, exchange or replacement thereof from time to time, provided that the terms of any such promissory notes issued in substitution, exchange or replacement thereof do not violate Section 7.2 of this Agreement.

“Term Note Agreement” shall mean that certain Third Amended and Restated Note and Warrant Purchase Agreement dated as of October 27, 2022, as amended by (i) that certain Amendment to Third Amended and Restated Note Purchase Agreement, dated as of June 30, 2022 among the Parent, certain subsidiaries of the Parent and the Term Note Purchaser and (ii) that certain August 2023 Amendment Agreement, dated as of the Sixth Amendment Closing Date, among the Parent, certain subsidiaries of the Parent and the Term Note Purchaser, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

3. Pursuant to the terms of Section 7.2 of the Intercreditor Agreement, Agent on behalf of itself and the other ABL Lenders hereby consents to the August 2023 Amendment Agreement, as an amendment, modification or supplement to the terms of the Term Debt or the Term Debt Documents, as applicable. The limited consent set forth in this Section 3 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Intercreditor Agreement or of any other Term Debt Document; (b) prejudice any right that Agent or the holders from time to time of the ABL Debt have or may have in the future under or in connection with the ABL Loan Agreement or any other ABL Loan Document; (c) waive any Event of Default (as such terms are defined in the ABL Loan Agreement) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the Term Note Purchaser on the one hand, or Agent or any holder from time to time of the ABL Debt, on the other hand.

4. Pursuant to the terms of Section 7.1 of the Intercreditor Agreement, Term Note Purchaser hereby consents to the Twenty-Eighth Amendment to ABL Loan Agreement as an amendment, modification or supplement to the terms of the ABL Debt. The limited consent set forth in this Section 4 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Intercreditor Agreement or of any other ABL Loan Document; (b) prejudice any right that Term Note Purchaser or the holders from time to time of the Term Debt have or may have in the future under or in connection with the Term Note Agreement or any other Term Debt Document; (c) waive any Event of Default (as such terms are defined in the Term Note Agreement) that exists as of the date hereof; or (d) establish a custom or course of dealing among any of the ABL Lenders on the one hand, or Term Note Purchaser or any holder from time to time of the Term Debt, on the other hand.

5. Except as amended herein, the Intercreditor Agreement shall remain in full force and effect.

6. Upon the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Intercreditor Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

7. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Intercreditor Agreement, the terms and conditions of this Amendment shall govern.

8. This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same agreement. Each party to this Amendment agrees that the respective signatures of the parties may be delivered by fax, PDF, or other electronic means acceptable to the other parties and that the parties may rely on a signature so delivered as an original. Any party who chooses to deliver its signature in such manner agrees to provide promptly to the other parties a copy of this Amendment with its inked signature, but the party’s failure to deliver a copy of this Amendment with its inked signature shall not affect the validity, enforceability and binding effect of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this Sixth Amendment to Intercreditor Agreement constitute an instrument executed and delivered under seal, the parties have caused this Amendment to be executed under seal as of the date first written above.

AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Funding X Trust

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

Agent’s Signature Page to Sixth Amendment to

Intercreditor Agreement

TERM NOTE PURCHASER:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson	(SEAL)
Name:	Richard L. Jackson
Title:	Chief Executive Officer

Term Note Purchaser’s Signature Page to Sixth Amendment to

Intercreditor Agreement

PARENT:	STAFFING 360 SOLUTIONS, INC., a Delaware corporation

	By:	/s/ Brendan Flood	(Seal)
	Name:	Brendan Flood
	Title:	Chairman and Chief Executive Officer

SUBSIDIARIES:	MONROE STAFFING SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Brendan Flood	(Seal)
	Name:	Brendan Flood
	Title:	Chairman and Chief Executive Officer

FARO RECRUITMENT AMERICA, INC., a New York corporation

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

KEY RESOURCES, INC., a North Carolina corporation

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	Chairman and Chief Executive Officer

Parent’s and Borrowers’ Signature Page to Sixth Amendment to

Intercreditor Agreement (1 of 2)

HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	President

HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	President

HEADWAY EMPLOYER SERVICES, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	President

HEADWAY HR SOLUTIONS, INC., a New York corporation

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	President

NC PEO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood
Title:	President

Parent’s and Borrowers’ Signature Page to Sixth Amendment to

Intercreditor Agreement (2 of 2)